UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2015

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 Anthem Village Dr. Henderson, NV 89052

(Address of Principal Executive Offices)

(702) 399-9777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 12, 2015, Quest Solution, Inc. (the “Company”), issued a press release (the “Press Release”) announcing the signing of an Acquisition Agreement between the Company, Quest Exchange, Ltd., a Canadian corporation and a wholly-owned subsidiary of the Company, Viascan Group, Inc., a Canadian corporation, and ViascanQData, Inc. a Canadian corporation (the “Acquisition Agreement”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 12, 2015, the Company held a telephonic conference call to provide an update to the Company’s stockholders discuss the Acquisition Agreement and a sale of accounts facility with Faunus Group International, Inc., and to conduct a question and answer period. With this Current Report, the Company is attaching a script of the conference call as Exhibit 99.2, which is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 12, 2015

99.2	Script of Quest Solution, Inc. Conference Call, held October 12, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015

QUEST SOLUTION, INC.

By:	/s/ Thomas O. Miller
Thomas O. Miller Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 12, 2015

99.2	Script of Quest Solution, Inc. Conference Call, held October 12, 2015

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